UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period :	May 1, 2012 — April 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Annual report
4|30|13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Financial statements	17

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Equities around the world have generally demonstrated a positive trend in early 2013. However, after a strong 2012, fixed-income markets have been facing challenges and increased volatility in 2013.

Supportive macroeconomic data, notably better housing and employment data in the United States, and the coordinated stimulative monetary policies of central banks around the world are helping to boost equity values, although investor confidence remains tempered. Markets continue to confront a variety of macroeconomic and fiscal challenges worldwide — from budget concerns in the United States to the eurozone’s debt-related troubles.

Investor apprehension today can be linked to the heightened volatility that has challenged markets for over a decade. In this fundamentally changed environment, Putnam’s equity and fixed-income teams are focused on integrating innovative investing ideas into our more time-tested, traditional strategies. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

About the fund

Seeking opportunities across a wide range of stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Sometimes they are in small, fast-growing companies. Sometimes they are in older, large companies whose stocks are undervalued.

Of course, it is impossible to predict which type of company will lead the market at any given time. That is why, for investors looking to capture gains with less volatility, a time-tested strategy is to target the widest possible range of stocks. This is the approach of Putnam Multi-Cap Core Fund, which has the flexibility to invest in growth and value stocks of small, midsize, and large companies.

The fund’s manager is an experienced stock investor who can seek opportunities across the entire universe of publicly traded U.S. companies. He can invest in growth stocks, which offer above-average growth potential, as well as value stocks, which are attractively priced in relation to the company’s earnings and growth potential.

The manager’s “go anywhere” approach is backed by a disciplined investment process and a strong research team. Putnam’s in-house research organization is made up of dedicated stock analysts who strive to out-gather and out-analyze the competition by generating independent research. They visit regularly with company managements, talk to private companies and consultants, and attend trade shows, seeking information that hasn’t already factored into stock prices.

While the behavior of the stock market can be unpredictable, a flexible, but disciplined investment approach may be the best way to seek opportunities.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Multi-Cap Core Fund

Interview with your fund’s portfolio manager

Jerry, how were conditions for stock market investors during the 12 months ended April 30, 2013?

When the period began in May 2012, major stock market indexes had their worst month in over two years, wiping out most of the gains they had built up since the start of that year. Investor sentiment dampened and worries reemerged about global economic issues, particularly the European sovereign debt crisis and China’s slowing economy.

During the next four months, however, stocks embarked on an impressive rebound, with a summer rally that propelled U.S. stocks and surprised many skeptical investors. Despite the fact that macroeconomic issues remained unresolved, investors seemed willing to look past them and take on more investment risk.

Stocks hit a bit of turbulence around the time of the U.S. presidential election in November, but then demonstrated steady strength, with no meaningful pullbacks, through the close of the period. Major stock market indexes reached new milestones, and on the final day of the period, the S&P 500 Index, a broad measure of stock market performance, closed at an all-time high.

What are your thoughts on the rallying market, and how did the fund perform in this environment?

What is interesting, in my view, is that there seems to be quite a bit of skepticism in the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Multi-Cap Core Fund	5

market, even as it advances. Typically, with stock performance this strong, cyclical sectors — those that tend to move in line with the economy — are the best performers. However, in the latter half of the period, as the market continued to deliver impressive gains, the leaders typically were stocks in more defensive sectors. Investors were entering the equity market, motivated in large part by the Federal Reserve’s stimulus actions, but it appears they were doing so with a bit of trepidation.

For the fiscal year, the fund outperformed its benchmark, the Russell 3000 Index, as well as the average return for funds in its Lipper peer group, Multi-Cap Core Funds. Stock selection in the technology, financials, and health-care sectors helped relative returns, while holdings in the consumer cyclicals and staples sectors detracted.

Within the fund’s portfolio, what are some stocks that made a positive contribution for the fiscal year?

A number of stocks in the technology sector were among the fund’s top performers. One example is FleetMatics. This is a software-as-a-service company, which means it provides Internet, or “cloud-based,” software to clients. FleetMatics offers software that helps trucking companies track their vehicle fleets, enabling them to monitor vehicle locations, fuel usage, speed, mileage, and other factors so they can better manage their businesses. By the close of the period, I had sold FleetMatics from the portfolio, as it had reached my price target.

New management helped turn around the business of Computer Sciences, an information technology company that was among the fund’s top performers. I believed the company had a strong underlying business,

Allocations are represented as a percentage of the fund’s net assets as of 4/30/13. Short-term assets and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Multi-Cap Core Fund

but it was struggling with poor internal controls and low profit margins. In the year since the management change, this stock surged as the company made significant improvements. At the close of the period, I believed the stock remained attractively priced, and I continued to hold it in the portfolio.

Two other highlights in the technology sector were Acme Packet, a networking company that was acquired by technology giant Oracle during the period, and Qualys, which specializes in information technology security. It is also worth noting our decision to maintain smaller positions than the benchmark in large technology companies that underperformed for the period, including Apple, Intel, and IBM.

Within health care, an out-of-benchmark position in health-care-services provider HCA Holdings proved beneficial. HCA’s stock advanced on expectations that insured patient volumes and profitability may improve under the Affordable Care Act. In the financials sector, private equity firm Apollo Global Management was a top performer.

Could you discuss some stocks that detracted from returns versus the benchmark?

The consumer cyclicals sector was an under-performer for the fund, with two retailers among the top detractors. Coach, a retailer that specializes in small leather goods and accessories, has faced intensifying

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Core Fund	7

competition and has lost market share. I sold the fund’s position in Coach during the period, along with Express, another retail stock that dampened fund performance.

Avon Products, a marketer of beauty products, has struggled with sharply declining profit margins in both U.S. and international markets. Although the company appointed a new CEO and is working to cut costs and increase revenues, I sold the fund’s position in this stock to seek opportunities where I saw stronger long-term growth prospects.

An out-of-benchmark stock, Amira Nature Foods, a Dubai-based seller of packaged Indian specialty rice, was a disappointment. We participated in the firm’s October initial public offering [IPO], but the company’s post-IPO ownership structure raised concerns about accountability, and its stock price trended lower through period-end. Despite its recent weak performance, I continued to hold this stock in the portfolio. I believe Amira offers expertise in a niche market with attractive growth potential.

As the fund enters a new fiscal year, what is your outlook?

I believe it is difficult to bet against the stimulative power of the U.S. Federal Reserve, so stocks could maintain their strength as liquidity continues to be pumped into the financial system. Until we see a noteworthy improvement in economic activity, I do not expect the Fed to change its current policy. On the other hand, it would not be unusual to see a market correction in the coming months, which I believe could be healthy for stocks, and could present some attractive buying opportunities.

I believe positive trends for equity investors include still-strong corporate earnings growth, an improving job market, and a

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Multi-Cap Core Fund

considerably brighter picture for the U.S. housing market. Going forward in this environment, it will not be as simple as looking for bargains. It will require taking a more careful look at what the market is offering in terms of companies with momentum and sustainable growth potential.

Thanks, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

Multi-Cap Core Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	57.37%	48.32%	54.30%	51.30%	54.42%	54.42%	55.33%	49.90%	56.39%	58.32%
Annual average	19.06	16.37	18.16	17.27	18.19	18.19	18.46	16.85	18.77	19.33

1 year	18.28	11.48	17.43	12.43	17.48	16.48	17.74	13.61	18.00	18.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/13

		Lipper Multi-Cap Core Funds
	Russell 3000 Index	category average*

Life of fund	47.63%	39.97%
Annual average	16.17	13.74

1 year	17.21	15.56

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 4/30/13, there were 774 and 688 funds, respectively, in this Lipper category.

10	Multi-Cap Core Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $15,430 ($15,130 with contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $15,442, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,990. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,639 and $15,832, respectively.

Fund price and distribution information For the 12-month period ended 4/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.166		$0.086	$0.111	$0.119		$0.136	$0.196

Capital gains — Long-term	$0.105		$0.105	$0.105	$0.105		$0.105	$0.105

Capital gains — Short-term	$0.387		$0.387	$0.387	$0.387		$0.387	$0.387

Total	$0.658		$0.578	$0.603	$0.611		$0.628	$0.688

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/12	$12.37	$13.12	$12.26	$12.27	$12.32	$12.77	$12.36	$12.38

4/30/13	13.87	14.72	13.73	13.72	13.80	14.30	13.86	13.88

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Multi-Cap Core Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	54.42%	45.54%	51.49%	48.49%	51.61%	51.61%	52.52%	47.18%	53.45%	55.36%
Annual average	18.83	16.07	17.93	16.99	17.96	17.96	18.25	16.58	18.53	19.11

1 year	14.49	7.91	13.62	8.62	13.68	12.68	14.03	10.04	14.22	14.75

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/12*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Total annual operating expenses
for the fiscal year ended 4/30/12	2.82%	3.57%	3.57%	3.32%	3.07%	2.57%

Annualized expense ratio for
the six-month period ended
4/30/13†	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/13.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

12	Multi-Cap Core Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2012, to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.98	$10.98	$10.99	$9.65	$8.32	$5.64

Ending value (after expenses)	$1,165.80	$1,161.00	$1,161.60	$1,162.30	$1,164.00	$1,166.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2013, use the following calculation method. To find the value of your investment on November 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.51	$10.24	$10.24	$9.00	$7.75	$5.26

Ending value (after expenses)	$1,018.35	$1,014.63	$1,014.63	$1,015.87	$1,017.11	$1,019.59

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Multi-Cap Core Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2013, Putnam employees had approximately $381,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Core Fund	15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16	Multi-Cap Core Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Core Fund	17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Core Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from September 24, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Core Fund as of April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 12, 2013

18	Multi-Cap Core Fund

The fund’s portfolio 4/30/13

COMMON STOCKS (96.5%)*	Shares	Value

Aerospace and defense (3.2%)
Boeing Co. (The)	633	$57,863

General Dynamics Corp.	630	46,595

Honeywell International, Inc.	1,303	95,823

L-3 Communications Holdings, Inc.	1,000	81,250

Northrop Grumman Corp.	1,052	79,678

Raytheon Co.	938	57,574

Rockwell Collins, Inc.	510	32,089

		450,872
Air freight and logistics (0.3%)
FedEx Corp.	540	50,765

		50,765
Airlines (0.6%)
Copa Holdings SA Class A (Panama)	312	39,181

Southwest Airlines Co.	3,031	41,525

		80,706
Auto components (1.1%)
Johnson Controls, Inc.	1,381	48,349

Lear Corp.	566	32,703

Magna International, Inc. (Canada)	674	40,555

TRW Automotive Holdings Corp. †	689	41,388

		162,995
Automobiles (0.2%)
Ford Motor Co.	2,529	34,673

		34,673
Beverages (1.5%)
Coca-Cola Co. (The)	904	38,266

Coca-Cola Enterprises, Inc.	1,756	64,322

Dr. Pepper Snapple Group, Inc.	641	31,300

PepsiCo, Inc.	946	78,017

		211,905
Biotechnology (2.5%)
Amgen, Inc.	1,104	115,048

Celgene Corp. †	511	60,334

Cubist Pharmaceuticals, Inc. †	1,667	76,549

Gilead Sciences, Inc. †	1,946	98,545

		350,476
Building products (0.2%)
Masco Corp.	1,856	36,081

		36,081
Capital markets (3.4%)
Ameriprise Financial, Inc.	790	58,879

Apollo Global Management, LLC. Class A	1,868	50,287

Artisan Partners Asset Management, Inc. †	625	23,313

Charles Schwab Corp. (The)	1,715	29,086

Goldman Sachs Group, Inc. (The)	507	74,057

Greenhill & Co., Inc.	892	41,201

Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	2,000	22,760

Morgan Stanley	4,258	94,315

State Street Corp.	1,133	66,247

SWS Group, Inc. †	5,222	29,713

		489,858

Multi-Cap Core Fund	19

COMMON STOCKS (96.5%)* cont.	Shares	Value

Chemicals (2.9%)
Celanese Corp. Ser. A	1,364	$67,395

CF Industries Holdings, Inc.	190	35,437

Dow Chemical Co. (The)	1,516	51,408

Huntsman Corp.	1,652	31,157

LyondellBasell Industries NV Class A	517	31,382

Methanex Corp. (Canada)	623	26,403

Monsanto Co.	655	69,967

Mosaic Co. (The)	735	45,269

Valspar Corp.	371	23,677

W.R. Grace & Co. †	493	38,015

		420,110
Commercial banks (1.8%)
Capital Bank Financial Corp. Class A †	2,542	45,426

National Bank Holdings Corp. Class A	499	9,012

PNC Financial Services Group, Inc.	1,368	92,860

Wells Fargo & Co.	2,719	103,268

		250,566
Commercial services and supplies (1.4%)
ADT Corp. (The) †	1,660	72,442

Cintas Corp.	778	34,909

Mine Safety Appliances Co.	697	33,456

Pitney Bowes, Inc.	3,947	54,715

		195,522
Communications equipment (1.6%)
Arris Group, Inc. †	2,434	40,185

Cisco Systems, Inc.	4,837	101,190

Polycom, Inc. †	7,607	79,874

		221,249
Computers and peripherals (3.8%)
Apple, Inc.	719	318,337

EMC Corp. †	3,440	77,159

Hewlett-Packard Co.	2,555	52,633

NetApp, Inc. †	870	30,354

SanDisk Corp. †	1,237	64,868

		543,351
Construction and engineering (0.4%)
Fluor Corp.	1,063	60,570

		60,570
Construction materials (0.3%)
Headwaters, Inc. †	4,300	46,698

		46,698
Consumer finance (0.5%)
Discover Financial Services	1,536	67,185

		67,185
Containers and packaging (0.7%)
Owens-Illinois, Inc. †	1,274	33,481

Rock-Tenn Co. Class A	353	35,349

Sealed Air Corp.	1,274	28,181

		97,011
Diversified financial services (4.3%)
Bank of America Corp.	8,732	107,491

Citigroup, Inc.	3,559	166,063

20 Multi-Cap Core Fund

COMMON STOCKS (96.5%)* cont.	Shares	Value

Diversified financial services cont.
JPMorgan Chase & Co.	6,136	$300,725

Nasdaq OMX Group, Inc. (The)	1,246	36,732

		611,011
Diversified telecommunication services (1.5%)
AT&T, Inc.	2,337	87,544

Iridium Communications, Inc. †	3,460	23,217

Verizon Communications, Inc.	1,327	71,539

Windstream Corp.	3,162	26,940

		209,240
Electric utilities (1.4%)
American Electric Power Co., Inc.	1,110	57,087

FirstEnergy Corp.	939	43,757

NV Energy, Inc.	2,674	57,839

PPL Corp.	1,310	43,728

		202,411
Electrical equipment (0.9%)
Encore Wire Corp.	1,139	37,302

HellermannTyton Group PLC (United Kingdom) †	9,285	29,567

Rockwell Automation, Inc.	655	55,531

		122,400
Electronic equipment, instruments, and components (0.4%)
Audience, Inc. †	1,917	28,352

Corning, Inc.	2,264	32,828

		61,180
Energy equipment and services (1.7%)
Ensco PLC Class A (United Kingdom)	428	24,687

Halliburton Co.	1,206	51,581

Helmerich & Payne, Inc.	458	26,848

Nabors Industries, Ltd.	3,245	47,994

Schlumberger, Ltd.	1,143	85,073

		236,183
Food and staples retail (3.6%)
Costco Wholesale Corp.	595	64,516

CVS Caremark Corp.	2,406	139,981

Kroger Co. (The)	3,299	113,420

Rite Aid Corp. †	13,069	34,633

Safeway, Inc.	994	22,385

Wal-Mart Stores, Inc.	869	67,539

Walgreen Co.	1,403	69,463

		511,937
Food products (0.3%)
Amira Nature Foods, Ltd. (United Arab Emirates) †	3,908	29,935

Pinnacle Foods, Inc. †	379	9,047

		38,982
Gas utilities (0.4%)
UGI Corp.	1,431	58,642

		58,642
Health-care equipment and supplies (2.2%)
Abbott Laboratories	914	33,745

Becton, Dickinson and Co.	416	39,229

CareFusion Corp. †	1,448	48,421

Covidien PLC	1,381	88,163

Multi-Cap Core Fund	21

COMMON STOCKS (96.5%)* cont.	Shares	Value

Health-care equipment and supplies cont.
Medtronic, Inc.	1,039	$48,501

Stryker Corp.	410	26,888

Zimmer Holdings, Inc.	447	34,173

		319,120
Health-care providers and services (3.1%)
Aetna, Inc.	1,456	83,633

Cardinal Health, Inc.	1,199	53,020

CIGNA Corp.	951	62,928

Community Health Systems, Inc.	996	45,388

HCA Holdings, Inc.	1,519	60,593

Omnicare, Inc.	1,098	48,059

UnitedHealth Group, Inc.	1,455	87,198

		440,819
Hotels, restaurants, and leisure (1.3%)
McDonald’s Corp.	320	32,685

Red Robin Gourmet Burgers, Inc. †	1,739	84,115

Royal Caribbean Cruises, Ltd.	1,255	45,845

Wyndham Worldwide Corp.	400	24,032

		186,677
Household durables (1.4%)
Mohawk Industries, Inc. †	387	42,911

Newell Rubbermaid, Inc.	1,551	40,853

PulteGroup, Inc. †	2,780	58,352

Whirlpool Corp.	450	51,426

		193,542
Household products (1.5%)
Colgate-Palmolive Co.	202	24,121

Energizer Holdings, Inc.	435	42,017

Harbinger Group, Inc. †	3,473	31,396

Kimberly-Clark Corp.	773	79,766

Procter & Gamble Co. (The)	476	36,543

		213,843
Independent power producers and energy traders (0.6%)
Calpine Corp. †	1,713	37,223

NRG Energy, Inc.	1,615	45,010

		82,233
Industrial conglomerates (0.7%)
General Electric Co.	4,782	106,591

		106,591
Insurance (5.2%)
Aflac, Inc.	983	53,515

Allstate Corp. (The)	1,109	54,629

American International Group, Inc. †	1,758	72,816

Assured Guaranty, Ltd.	1,372	28,304

Genworth Financial, Inc. Class A †	2,557	25,647

Hartford Financial Services Group, Inc. (The)	2,225	62,500

Health Insurance Innovations, Inc. Class A †	5,129	76,935

Lincoln National Corp.	1,362	46,322

MetLife, Inc.	4,117	160,522

Prudential Financial, Inc.	1,528	92,322

Travelers Cos., Inc. (The)	731	62,435

		735,947

22 Multi-Cap Core Fund

COMMON STOCKS (96.5%)* cont.	Shares	Value

Internet and catalog retail (0.7%)
Amazon.com, Inc. †	88	$22,335

Expedia, Inc.	433	24,179

HomeAway, Inc. †	889	27,159

Priceline.com, Inc. †	37	25,752

		99,425
Internet software and services (2.4%)
eBay, Inc. †	1,258	65,907

ExactTarget, Inc. †	1,911	37,417

Google, Inc. Class A †	296	244,073

		347,397
IT Services (3.0%)
Accenture PLC Class A	386	31,436

Alliance Data Systems Corp. †	523	89,836

Computer Sciences Corp.	1,217	57,016

Fidelity National Information Services, Inc.	1,693	71,191

IBM Corp.	373	75,547

Total Systems Services, Inc.	2,471	58,365

Unisys Corp. †	403	7,709

Visa, Inc. Class A	202	34,029

		425,129
Leisure equipment and products (0.2%)
Mattel, Inc.	608	27,761

		27,761
Life sciences tools and services (0.3%)
Thermo Fisher Scientific, Inc.	481	38,807

		38,807
Machinery (2.4%)
AGCO Corp.	786	41,855

CNH Global NV	745	30,642

Dover Corp.	456	31,455

Flowserve Corp.	142	22,453

Ingersoll-Rand PLC	531	28,568

Joy Global, Inc.	803	45,386

Parker Hannifin Corp.	308	27,280

Terex Corp. †	755	21,593

TriMas Corp. †	2,042	62,281

Trinity Industries, Inc.	748	31,573

		343,086
Marine (0.3%)
Kirby Corp. †	563	42,163

		42,163
Media (2.9%)
CBS Corp. Class B	1,371	62,764

Comcast Corp. Class A	2,973	122,785

DISH Network Corp. Class A	1,485	58,197

Gannett Co., Inc.	2,724	54,916

Liberty Global, Inc. Ser. C †	687	46,476

Time Warner Cable, Inc.	376	35,303

WPP PLC ADR (United Kingdom)	334	27,568

		408,009

Multi-Cap Core Fund	23

COMMON STOCKS (96.5%)* cont.	Shares	Value

Metals and mining (0.4%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	1,257	$38,251

Newmont Mining Corp.	819	26,536

		64,787
Multi-utilities (0.4%)
CenterPoint Energy, Inc.	2,476	61,108

		61,108
Multiline retail (1.0%)
J.C. Penney Co., Inc.	785	12,890

Macy’s, Inc.	1,244	55,482

Target Corp.	1,000	70,560

		138,932
Office electronics (0.3%)
Xerox Corp.	4,894	41,991

		41,991
Oil, gas, and consumable fuels (8.3%)
Alpha Natural Resources, Inc. †	3,833	28,441

Bonanza Creek Energy, Inc. †	1,900	65,265

Chevron Corp.	1,402	171,058

EV Energy Partner LP	584	27,191

Exxon Mobil Corp.	3,409	303,367

Hess Corp.	742	53,558

KNOT Offshore Partners LP (Units) (United Kingdom) †	5,109	114,442

LRR Energy LP	2,418	40,453

Marathon Petroleum Corp.	340	26,642

Murphy Oil Corp.	884	54,888

NGL Energy Partners LP	1,697	49,841

Noble Energy, Inc.	227	25,717

Occidental Petroleum Corp.	275	24,547

Oiltanking Partners LP (Units)	470	23,618

Phillips 66	585	35,656

Royal Dutch Shell PLC ADR (United Kingdom)	816	55,464

Suncor Energy, Inc. (Canada)	1,118	34,826

Valero Energy Corp.	1,201	48,424

		1,183,398
Paper and forest products (0.1%)
International Paper Co.	466	21,893

		21,893
Personal products (0.3%)
Herbalife, Ltd.	1,054	41,854

		41,854
Pharmaceuticals (4.3%)
AbbVie, Inc.	1,258	57,931

Allergan, Inc.	287	32,589

Eli Lilly & Co.	1,309	72,492

Johnson & Johnson	1,214	103,469

Merck & Co., Inc.	1,856	87,232

Pfizer, Inc.	8,016	233,025

Sanofi ADR (France)	590	31,477

		618,215
Professional services (0.3%)
Manpowergroup, Inc.	898	47,738

		47,738

24 Multi-Cap Core Fund

COMMON STOCKS (96.5%)* cont.	Shares	Value

Real estate investment trusts (REITs) (1.5%)
American Tower Corp. Class A	1,139	$95,665

Boston Properties, LP	251	27,467

Prologis, Inc.	684	28,694

Vornado Realty Trust	316	27,669

Weyerhaeuser Co.	1,066	32,524

		212,019
Road and rail (0.6%)
Canadian National Railway Co. (Canada)	434	42,523

Union Pacific Corp.	243	35,954

		78,477
Semiconductors and semiconductor equipment (1.2%)
Applied Materials, Inc.	2,822	40,947

Intel Corp.	1,694	40,571

Marvell Technology Group, Ltd.	3,522	37,897

Texas Instruments, Inc.	756	27,375

Xilinx, Inc.	656	24,869

		171,659
Software (3.8%)
Microsoft Corp.	8,540	282,674

Oracle Corp.	4,901	160,655

SAP AG ADR (Germany)	522	41,682

Symantec Corp. †	1,185	28,796

TiVo, Inc. †	2,532	29,675

		543,482
Specialty retail (2.5%)
ANN, Inc. †	914	27,000

Foot Locker, Inc.	2,078	72,460

Gap, Inc. (The)	1,320	50,147

Home Depot, Inc. (The)	940	68,949

Lowe’s Cos., Inc.	1,387	53,289

Office Depot, Inc. †	6,205	23,951

PetSmart, Inc.	351	23,952

TJX Cos., Inc. (The)	714	34,822

		354,570
Textiles, apparel, and luxury goods (0.8%)
Gildan Activewear, Inc. (Canada)	1,065	42,845

Michael Kors Holdings, Ltd. (Hong Kong) †	696	39,630

Ralph Lauren Corp.	173	31,413

		113,888
Tobacco (1.2%)
Altria Group, Inc.	1,625	59,329

Philip Morris International, Inc.	1,231	117,671

		177,000
Wireless telecommunication services (0.4%)
Crown Castle International Corp. †	376	28,952

T-Mobile US, Inc. †	2,981	35,280

		64,232
Total common stocks (cost $11,860,190)		$13,768,371

Multi-Cap Core Fund	25

INVESTMENT COMPANIES (0.7%)*	Shares	Value

SPDR S&P Homebuilders ETF	3,321	$100,593

Total investment companies (cost $65,543)		$100,593

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value

Intelsat SA $2.875 cv. pfd. (Luxembourg) †	822	$45,210

Iridium Communications, Inc. 144A $7.00 cv. pfd.	213	20,528

Unisys Corp. Ser. A, 6.25% cv. pfd.	61	3,481

Total convertible preferred stocks (cost $68,500)		$69,219

SHORT-TERM INVESTMENTS (2.9%)*	Shares	Value

Putnam Short Term Investment Fund 0.04% L	408,506	$408,506

Total short-term investments (cost $408,506)		$408,506

TOTAL INVESTMENTS

Total investments (cost $12,402,739)		$14,346,689

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF	Exchange Traded Fund

SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through April 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $14,261,026.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

26 Multi-Cap Core Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$1,720,472	$—	$—

Consumer staples	1,195,521	—	—

Energy	1,419,581	—	—

Financials	2,366,586	—	—

Health care	1,767,437	—	—

Industrials	1,614,971	—	—

Information technology	2,355,438	—	—

Materials	650,499	—	—

Telecommunication services	273,472	—	—

Utilities	404,394	—	—

Total common stocks	13,768,371	—	—

Convertible preferred stocks	—	69,219	—

Investment companies	100,593	—	—

Short-term investments	408,506	—	—

Totals by level	$14,277,470	$69,219	$—

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund	27

Statement of assets and liabilities 4/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $11,994,233)	$13,938,183
Affiliated issuers (identified cost $408,506) (Notes 1 and 6)	408,506

Dividends, interest and other receivables	8,482

Receivable for shares of the fund sold	26,875

Receivable for investments sold	107,703

Receivable from Manager (Note 2)	632

Total assets	14,490,381

LIABILITIES

Payable for investments purchased	168,967

Payable for shares of the fund repurchased	7,439

Payable for investor servicing fees (Note 2)	2,591

Payable for custodian fees (Note 2)	4,087

Payable for Trustee compensation and expenses (Note 2)	428

Payable for administrative services (Note 2)	24

Payable for distribution fees (Note 2)	2,844

Payable for auditing and tax fees	31,509

Other accrued expenses	11,466

Total liabilities	229,355

Net assets	$14,261,026

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,741,913

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	575,163

Net unrealized appreciation of investments	1,943,950

Total — Representing net assets applicable to capital shares outstanding	$14,261,026

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,685,020 divided by 698,310 shares)	$13.87

Offering price per class A share (100/94.25 of $13.87)*	$14.72

Net asset value and offering price per class B share ($272,593 divided by 19,852 shares)**	$13.73

Net asset value and offering price per class C share ($867,768 divided by 63,267 shares)**	$13.72

Net asset value and redemption price per class M share ($51,630 divided by 3,742 shares)	$13.80

Offering price per class M share (100/96.50 of $13.80)*	$14.30

Net asset value, offering price and redemption price per class R share
($15,638 divided by 1,128 shares)	$13.86

Net asset value, offering price and redemption price per class Y share
($3,368,377 divided by 242,596 shares)	$13.88

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund

Statement of operations Year ended 4/30/13

INVESTMENT INCOME

Dividends (net of foreign tax of $2,245)	$217,346

Interest (including interest income of $228 from investments in affiliated issuers) (Note 6)	330

Total investment income	217,676

EXPENSES

Compensation of Manager (Note 2)	56,736

Investor servicing fees (Note 2)	29,641

Custodian fees (Note 2)	12,623

Trustee compensation and expenses (Note 2)	856

Distribution fees (Note 2)	24,828

Administrative services (Note 2)	304

Reports to shareholders	18,074

Auditing and tax fees	33,052

Other	3,308

Fees waived and reimbursed by Manager (Note 2)	(48,017)

Total expenses	131,405
Expense reduction (Note 2)	(1,138)

Net expenses	130,267

Net investment income	87,409

Net realized gain on investments (Notes 1 and 3)	787,945

Net realized loss on foreign currency transactions (Note 1)	(69)

Net realized gain on written options (Notes 1 and 3)	1,069

Net unrealized appreciation of investments during the year	1,054,997

Net gain on investments	1,843,942

Net increase in net assets resulting from operations	$1,931,351

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 29

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/13	Year ended 4/30/12

Operations:
Net investment income	$87,409	$58,298

Net realized gain on investments
and foreign currency transactions	788,945	163,097

Net unrealized appreciation (depreciation) of investments	1,054,997	(12,051)

Net increase in net assets resulting from operations	1,931,351	209,344

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(80,214)	(16,333)

Class B	(1,307)	(28)

Class C	(5,299)	—

Class M	(401)	—

Class R	(146)	(10)

Class Y	(40,648)	(8,720)

Net realized short-term gain on investments

Class A	(187,005)	(240,906)

Class B	(5,882)	(5,550)

Class C	(18,475)	(16,097)

Class M	(1,304)	(1,450)

Class R	(415)	(600)

Class Y	(80,259)	(74,560)

From net realized long-term gain on investments
Class A	(50,738)	—

Class B	(1,596)	—

Class C	(5,013)	—

Class M	(354)	—

Class R	(113)	—

Class Y	(21,776)	—

Redemption fees (Note 1)	—	2

Increase from capital share transactions (Note 4)	4,639,741	886,501

Total increase in net assets	6,070,147	731,593

NET ASSETS

Beginning of year	8,190,879	7,459,286

End of year (including undistributed net investment income
of $— and $32,905, respectively)	$14,261,026	$8,190,879

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund

This page left blank intentionally.

Multi-Cap Core Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
April 30, 2013	$12.37	.11	2.05	2.16	(.17)	(.49)	(.66)	—	$13.87	18.28	$9,685	1.31	.85	136
April 30, 2012	12.74	.10	.16	.26	(.04)	(.59)	(.63)	—	12.37	2.67	5,590	1.34	.83	97
April 30, 2011†	10.00	.03	2.90	2.93	(.02)	(.17)	(.19)	—	12.74	29.59*	5,406	.80*	.29*	67*

Class B
April 30, 2013	$12.26	.02	2.03	2.05	(.09)	(.49)	(.58)	—	$13.73	17.43	$273	2.06	.13	136
April 30, 2012	12.69	.01	.15	.16	— [b]	(.59)	(.59)	—	12.26	1.86	189	2.09	.07	97
April 30, 2011†	10.00	(.02)	2.90	2.88	(.02)	(.17)	(.19)	—	12.69	29.00*	69	1.25*	(.19)*	67*

Class C
April 30, 2013	$12.27	.01	2.04	2.05	(.11)	(.49)	(.60)	—	$13.72	17.48	$868	2.06	.11	136
April 30, 2012	12.70	.01	.15	.16	—	(.59)	(.59)	—	12.27	1.83	353	2.09	.10	97
April 30, 2011†	10.00	(.03)	2.91	2.88	(.01)	(.17)	(.18)	—	12.70	29.08*	274	1.25*	(.22)*	67*

Class M
April 30, 2013	$12.32	.05	2.04	2.09	(.12)	(.49)	(.61)	—	$13.80	17.74	$52	1.81	.40	136
April 30, 2012	12.72	.04	.15	.19	—	(.59)	(.59)	—	12.32	2.07	33	1.84	.34	97
April 30, 2011†	10.00	(.01)	2.91	2.90	(.01)	(.17)	(.18)	—	12.72	29.25*	36	1.10*	(.08)*	67*

Class R
April 30, 2013	$12.36	.08	2.05	2.13	(.14)	(.49)	(.63)	—	$13.86	18.00	$16	1.56	.66	136
April 30, 2012	12.73	.07	.16	.23	(.01)	(.59)	(.60)	—	12.36	2.40	13	1.59	.59	97
April 30, 2011†	10.00	.02	2.90	2.92	(.02)	(.17)	(.19)	—	12.73	29.41*	13	.95*	.15*	67*

Class Y
April 30, 2013	$12.38	.14	2.05	2.19	(.20)	(.49)	(.69)	—	$13.88	18.55	$3,368	1.06	1.15	136
April 30, 2012	12.76	.12	.16	.28	(.07)	(.59)	(.66)	—	12.38	2.85	2,013	1.09	1.07	97
April 30, 2011†	10.00	.05	2.91	2.96	(.03)	(.17)	(.20)	—	12.76	29.85*	1,662	.65*	.45*	67*

* Not annualized.

† For the period September 24, 2010 (commencement of operations) to April 30, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2013	0.48%

April 30, 2012	1.48

April 30, 2011	2.26

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Core Fund	Multi-Cap Core Fund	33

Notes to financial statements 4/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through April 30, 2013.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 7 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

34 Multi-Cap Core Fund

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Multi-Cap Core Fund	35

Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are

36 Multi-Cap Core Fund

reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $7,701 to decrease distributions in excess of net investment income, $114 to decrease paid-in-capital and $7,587 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,131,461
Unrealized depreciation	(192,450)

Net unrealized appreciation	1,939,011
Undistributed long-term gain	152,099
Undistributed short-term gain	428,003
Cost for federal income tax purposes	$12,407,678

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $48,017 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset

Multi-Cap Core Fund	37

level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$19,915	Class R	40

Class B	591	Class Y	7,326

Class C	1,649	Total	$29,641

Class M	120

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $35 under the expense offset arrangements and by $1,103 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $10, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$16,856	Class M	306

Class B	2,006	Class R	68

Class C	5,592	Total	$24,828

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,084 and $4 from the sale of class A and class M shares, respectively, and received $203 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $17,589,105 and $13,527,559, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

38 Multi-Cap Core Fund

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	1,644	1,069
Options exercised	—	—
Options expired	(1,644)	(1,069)
Options closed	—	—

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/13		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	352,461	$4,473,970	103,567	$1,235,181

Shares issued in connection with
reinvestment of distributions	12,442	149,184	8,790	96,429

	364,903	4,623,154	112,357	1,331,610

Shares repurchased	(118,674)	(1,492,191)	(84,520)	(1,014,906)

Net increase	246,229	$3,130,963	27,837	$316,704

	Year ended 4/30/13		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	5,941	$75,327	11,709	$133,834

Shares issued in connection with
reinvestment of distributions	738	8,785	511	5,578

	6,679	84,112	12,220	139,412

Shares repurchased	(2,211)	(26,596)	(2,266)	(26,311)

Net increase	4,468	$57,516	9,954	$113,101

	Year ended 4/30/13		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	39,298	$485,524	9,742	$109,082

Shares issued in connection with
reinvestment of distributions	2,062	24,535	1,474	16,097

	41,360	510,059	11,216	125,179

Shares repurchased	(6,861)	(83,829)	(4,046)	(44,566)

Net increase	34,499	$426,230	7,170	$80,613

Multi-Cap Core Fund 39

	Year ended 4/30/13		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	943	$11,640	158	$1,930

Shares issued in connection with
reinvestment of distributions	172	2,059	132	1,450

	1,115	13,699	290	3,380

Shares repurchased	(31)	(381)	(450)	(5,193)

Net increase (decrease)	1,084	$13,318	(160)	$(1,813)

	Year ended 4/30/13		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	6	$75	—	$—

Shares issued in connection with
reinvestment of distributions	56	673	55	610

	62	748	55	610

Shares repurchased	(6)	(78)	—	—

Net increase	56	$670	55	$610

	Year ended 4/30/13		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	99,880	$1,266,072	53,859	$634,981

Shares issued in connection with
reinvestment of distributions	11,894	142,615	7,592	83,280

	111,774	1,408,687	61,451	718,261

Shares repurchased	(31,781)	(397,643)	(29,109)	(340,975)

Net increase	79,993	$1,011,044	32,342	$377,286

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	252,269	36.1%	$3,498,971

Class M	1,126	30.1	15,539

Class R	1,128	100.0	15,638

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Written equity option contracts (number of contracts)	—*

* For the reporting period, the transaction volume was minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity Contracts	$1,069	$1,069

Total	$1,069	$1,069

40 Multi-Cap Core Fund

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$190,872	$1,663,251	$1,854,123	$177	$—

Putnam Short Term
Investment Fund*	—	1,824,209	1,415,703	51	408,506

Totals	$190,872	$3,487,460	$3,269,826	$228	$408,506

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $197,541 as a capital gain dividend with respect to the taxable year ended April 30, 2013, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 25.48% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 28.54%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Multi-Cap Core Fund	41

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42 Multi-Cap Core Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Cap Core Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Proxy Manager, Assistant Clerk,
2010); Senior Financial Analyst, Old Mutual Asset	and Associate Treasurer
Management (2007–2008); Senior Financial	Since 2000
Analyst, Putnam Investments (1999–2007)

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44 Multi-Cap Core Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President and Treasurer
Elizabeth T. Kennan
Marketing Services	Kenneth R. Leibler	Janet C. Smith
Putnam Retail Management	Robert E. Patterson	Vice President,
One Post Office Square	George Putnam, III	Principal Accounting Officer,
Boston, MA 02109	Robert L. Reynolds	and Assistant Treasurer
W. Thomas Stephens
Custodian		Susan G. Malloy
State Street Bank	Officers	Vice President and
and Trust Company	Robert L. Reynolds	Assistant Treasurer
President
Legal Counsel		James P. Pappas
Ropes & Gray LLP	Jonathan S. Horwitz	Vice President
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Mark C. Trenchard
Public Accounting Firm	Compliance Liaison	Vice President and
KPMG LLP		BSA Compliance Officer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN115
281418 6/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2013	$28,456	$--	$2,950	$ —
April 30, 2012	$32,405	$--	$2,900	$ —

For the fiscal years ended April 30, 2013 and April 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $2,950 and $2,900 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2013	$ —	$ —	$ —	$ —

April 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 27, 2013